                              MSCI Series 1999-LIFE1
                                     Class X

Goldman, Sachs & Co.                      User: Sanjay Waghani
MSCI 99LIFE1RED X                         Generated: 07/26/99 12:02 PM    Page:1

--------------------------------------------------------------------------------
Coupon:            -1,000              Settlement:     08/10/99
Original Balance:  612,711,795         Next Proj:      09/15/99
Current Balance:   612,711,795         Stated Final:   00/00/00
Factor:            1.00000000          Next Payment:   09/15/99
Delay:             14                  Factor Date:    08/15/99
Cusip:                                 Frequency:      Monthly
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        NetWAC     GrWAC     WAM     WALA    Term      Svc          Bal

Min     6.446%     6.510%    110.0           119.0    0.064%       720,221
Avg     7.277%     7.367%    121.0    2.3    306.4    0.090%     4,749,704
Max     8.486%     8.620%    238.0   11.0    369.0    0.134%    29,706,627

Number of Assets:  129                         Total Balance:  612,711,795
--------------------------------------------------------------------------------



Prepay Lockout Period   0 CPR          0 CPR          0 CPR        0 CPR         0 CPR
      YldMaint Period   0 CPR          0 CPR          0 CPR        0 CPR         0 CPR
      %Penalty Period   100 CPR        100 CPR        100 CPR      100 CPR       100 CPR
      Open Period       100 CPR        100 CPR        100 CPR      100 CPR       100 CPR
Default Rate            0/24.1 CDR     0/24.2 CDR     0/24.4 CD    0/24.6 CDR    See (1)
      Severity/MthLiq   30/12          30/12          30/12        30/12         30/12
Balloon Ext             0 mos          0 mos          0 mos        0 mos         0 mos
Call                    No             No             No           No            No
Apply Penalty           No             No             No           No            No
Yld. Maint. Shift       0 bp           0 bp           0 bp         0 bp          0 bp
Price    Output                                                                 4.65 CDR BREAKEVEN
1-11+     Yield      13.236         12.498         11.055        9.707        10.565
        Int Spr     743/8.1        670/8.9        526/8.5      393/8.1       478/8.4
1-19+     Yield       8.565          7.797          6.289        4.871         5.762
        Int Spr     276/8.1        199/8.9         50/8.5      -91/8.1        -3/8.4
1-27+     Yield       4.922          4.133          2.577        1.104         2.018
        Int Spr     -89/9.1       -167/8.9       -321/8.5     -468/8.1      -377/8.4

      AvgLife         9.059          8.859          8.481        8.130         8.364
      Window       09/99-06/19    09/99-06/19   09/99-06/19  09/99-06/19   09/99-06/19
      PrincLoss%


(1) Prepay: 100CPR >> Penalty: Yld Maint. CPR: 0, Lockout CPR: Pot CPR: NOT USED, YM Shift +0>> Default Model: CDR 0/24.4.65, Severity:30, Mon. to Liq: 12, AdvP1, >> Balloon: 100% exended for 0 Mos, >> >>


Treasury Curve
--------------------------------------------------------------------------------------

Term    3 mo     6 mo    1 yr    2 yr    3 yr    4yr     5 yr    7 yr   10 yr    30 yr
--------------------------------------------------------------------------------------
Yield  4.6390   4.6820  5.0000  5.5570  5.6020  5.6470  5.6920  5.7635  5.8350  6.0760



Yield Maintenance Treasury Curve
--------------------------------------------------------------------------------------
Term    3 mo     6 mo    1 yr    2 yr    3 yr    4yr     5 yr    7 yr    10 yr   30 yr
--------------------------------------------------------------------------------------
Yield  4.6390   4.6820  5.0000  5.5570  5.6020  5.6470  5.8920  5.7685  5.8350  6.0160





No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisors. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by Goldman, Sachs & Co. Goldman, Sachs & Co. is acting as underwriter.

                              MSCI Series 1999-LIFE1
                                     Class X

Goldman, Sachs & Co.                      User: Sanjay Waghani
MSCI 99LIFE1RED X                         Generated: 07/26/99 12:02 PM    Page:1

--------------------------------------------------------------------------------
Coupon:            -1,000              Settlement:     08/10/99
Original Balance:  612,711,795         Next Proj:      09/15/99
Current Balance:   612,711,795         Stated Final:   00/00/00
Factor:            1.00000000          Next Payment:   09/15/99
Delay:             14                  Factor Date:    08/15/99
Cusip:                                 Frequency:      Monthly
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        NetWAC     GrWAC     WAM     WALA    Term      Svc          Bal

Min     6.446%     6.510%    110.0           119.0    0.064%       720,221
Avg     7.277%     7.367%    121.0    2.3    306.4    0.090%     4,749,704
Max     8.486%     8.620%    238.0   11.0    369.0    0.134%    29,706,627

Number of Assets:  129                         Total Balance:  612,711,795
--------------------------------------------------------------------------------



Prepay Lockout Period     0 CPR         0 CPR          0 CPR        0 CPR        0 CPR
      YldMaint Period     0 CPR         0 CPR          0 CPR        0 CPR        0 CPR
      %Penalty Period     0 CPR         20 CPR         50 CPR       80 CPR       100 CPR
          Open Period     0 CPR         20 CPR         50 CPR       80 CPR       100 CPR
Default Rate              0 SDA         0 SDA          0 SDA        0 SDA        0 SDA
      Severity/MthLiq     0/0           0/0            0/0          0/0          0/0
Balloon Ext               0 mos         0 mos          0 mos        0 mos        0 mos
Call                      Yes           Yes            Yes          Yes          Yes
Apply Penalty             No            No             No           No           No
Yld. Maint. Shift         0 bp          0 bp           0 bp         0 bp         0 bp
Price    Output
1-11+     Yield      14.283         14.268         14.244       14.201        13.973
        Int Spr     846/9.5        845/9.5        842/9.4      838/9.4       818/9.2
1-19+     Yield       9.683          9.667          9.637        8.588         9.322
        Int Spr     386/9.5        385/9.5        382/9.4      377/9.4       351/9.2
1-27+     Yield       6.091          6.074          6.041        5.986         5.686
        Int Spr      27/9.5         25/9.5         22/9.4       17/9.4       -13/9.2

      AvgLife         9.465          9.457          9.441        9.414         9.249
      Window       09/99-09/13    09/99-09/13   09/99-09/13  09/99-09/13   09/99-09/13
      PrincLoss%






Treasury Curve
--------------------------------------------------------------------------------------

Term    3 mo     6 mo    1 yr    2 yr    3 yr    4yr     5 yr    7 yr   10 yr    30 yr
--------------------------------------------------------------------------------------
Yield  4.6380   4.6820  5.0000  5.5570  5.6020  5.6470  5.6920  5.7835  5.8960  6.0160



Yield Maintenance Treasury Curve
--------------------------------------------------------------------------------------
Term    3 mo     6 mo    1 yr    2 yr    3 yr    4yr     5 yr    7 yr    10 yr   30 yr
--------------------------------------------------------------------------------------
Yield  4.6390   4.6820  5.0000  6.5570  5.6020  5.6470  5.8920  5.7635  5.8350  6.0160





No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisors. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
This material is furnished solely by Goldman, Sachs & Co. Goldman, Sachs & Co. is acting as underwriter.